Supplemental Information
for the Quarter Ended September 30, 2013

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 32 geographically diverse enclosed malls, encompassing over 21.5 million square feet in 19 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
John Wain	Chief Financial Officer	john.wain@rouseproperties.com
Timothy Salvemini	Chief Accounting Officer	timothy.salvemini@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of October 31, 2013, quarterly dividend of $0.13 per share ($0.52 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.13 per share payable on January 31, 2014 to stockholders of record on January15, 2014.

Common Share Trading Statistics

	September 30, 2013	June 30, 2013
High	$21.27	$22.17
Low	$18.25	$17.73
Close	$20.58	$19.62
Volume	6,956,700	10,949,100

Shares Outstanding

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Common shares outstanding	49,641,636	49,225,133	49,641,636	49,225,133
Class B shares outstanding	—	359,056	—	359,056
Total common shares outstanding	49,641,636	49,584,189	49,641,636	49,584,189
Net number of common shares issuable assuming exercise of stock options (1)	621,522	—	621,522	—
Total common shares - diluted (2)	50,263,158	49,584,189	50,263,158	49,584,189
Weighted average common shares outstanding - basic (3)	49,346,798	49,244,562	49,340,373	45,105,947
Weighted average common shares outstanding - diluted (3)(4)	49,346,798	49,244,562	49,340,373	45,105,947
`

(1) Based upon the weighted average stock price for the three months ended September 30, 2013 and 2012.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and nine months ended September 30, 2013 and 2012.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q3 2013 Supplemental Package	3

Financial Overview

Consolidated Balance Sheets

(In thousands)	September 30, 2013 (Unaudited)	December 31, 2012

Assets:
Investment in real estate:
Land	$314,728	$339,988
Buildings and equipment	1,334,746	1,312,767
Less accumulated depreciation	(135,229)	(116,336)
Net investment in real estate	1,514,245	1,536,419
Cash and cash equivalents	5,841	8,092
Restricted cash	50,898	44,559
Demand deposit from affiliate (1)	42,565	150,163
Accounts receivable, net	24,643	25,976
Deferred expenses, net	41,488	40,406
Prepaid expenses and other assets, net	75,966	99,458
Total assets	$1,755,646	$1,905,073

Liabilities:
Mortgages, notes and loans payable	$1,177,305	$1,283,491
Accounts payable and accrued expenses, net	92,702	88,686
Total liabilities	1,270,007	1,372,177

Commitments and contingencies	—	—

Equity:
Preferred Stock (2)	—	—
Common stock (3)	497	493
Class B common stock (4)	—	4
Additional paid-in capital	571,465	588,668
Accumulated deficit	(86,434)	(56,380)
Total stockholders' equity	485,528	532,785
Non-controlling interest	111	111
Total equity	485,639	532,896
Total liabilities and equity	$1,755,646	$1,905,073

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on February 14, 2014.
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at September 30, 2013 and December 31, 2012.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,645,796 issued and 49,641,636 outstanding at September 30, 2013 and 49,246,087 issued and 49,235,528 outstanding at December 31, 2012.
(4) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 and 359,056 issued and 0 and 359,056 outstanding at September 30, 2013 and December 31, 2012.

Q3 2013 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended		Nine Months Ended
(In thousands, except per share amounts)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)
Revenues:
Minimum rents	$40,733	$37,266	$119,296	$109,536
Tenant recoveries	17,918	17,130	50,254	48,701
Overage rents	188	765	2,479	2,779
Other	1,476	1,128	4,161	3,461
Total revenues	60,315	56,289	176,190	164,477
Expenses:
Real estate taxes	6,517	5,823	18,300	17,080
Property maintenance costs	2,158	2,724	8,361	9,153
Marketing	720	676	2,032	1,726
Other property operating costs	16,015	15,030	43,831	42,570
Provision for (recovery of) doubtful accounts	(136)	688	364	1,334
General and administrative	5,575	5,267	15,675	15,726
Depreciation and amortization	15,748	16,047	47,418	49,210
Other	585	1,476	2,052	7,918
Total expenses	47,182	47,731	138,033	144,717
Operating income	13,133	8,558	38,157	19,760

Interest income	166	253	492	263
Interest expense	(18,002)	(20,005)	(59,305)	(70,325)
Loss before income taxes and discontinued operations	(4,703)	(11,194)	(20,656)	(50,302)
Provision for income taxes	20	(89)	(235)	(328)
Loss from continuing operations	(4,683)	(11,283)	(20,891)	(50,630)
Discontinued operations:
Loss from discontinued operations	—	(1,773)	(23,158)	(4,442)
Gain on extinguishment of debt	—	—	13,995	—
Discontinued operations, net	—	(1,773)	(9,163)	(4,442)
Net loss	$(4,683)	$(13,056)	$(30,054)	$(55,072)

Loss from continuing operations per share- Basic and Diluted (1)	$(0.09)	$(0.23)	$(0.42)	$(1.12)

Net loss per share - Basic and Diluted (1)	$(0.09)	$(0.27)	$(0.61)	$(1.22)

Dividends declared per share	$0.13	$0.07	$0.39	$0.14

Comprehensive loss:
Net loss	$(4,683)	$(13,056)	$(30,054)	$(55,072)
Other comprehensive income (loss):
Net unrealized gain (loss) on financial instrument	—	32	—	(33)
Comprehensive loss	$(4,683)	$(13,024)	$(30,054)	$(55,105)

(1) Calculated using weighted average number of shares of 49,346,798 and 49,244,562 for the three months ended September 30, 2013 and 2012, respectively and 49,340,373 and 45,105,947 for the nine months ended September 30, 2013 and 2012, respectively.

Q3 2013 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	September 30, 2013					September 30, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$40,733	$—	$40,733	$3,306	$44,039	$37,266	$1,192	$38,458	$4,812	$43,270
Tenant recoveries	17,918	—	17,918	—	17,918	17,130	876	18,006	—	18,006
Overage rents	188	—	188	—	188	765	21	786	—	786
Other	1,476	—	1,476	—	1,476	1,128	85	1,213	—	1,213
Total revenues	60,315	—	60,315	3,306	63,621	56,289	2,174	58,463	4,812	63,275
Operating Expenses:
Real estate taxes	6,517	—	6,517	—	6,517	5,823	156	5,979	—	5,979
Property maintenance costs	2,158	—	2,158	—	2,158	2,724	192	2,916	—	2,916
Marketing	720	—	720	—	720	676	53	729	—	729
Other property operating costs (2)	16,015	—	16,015	(32)	15,983	15,030	1,040	16,070	(31)	16,039
Provision for (recovery of) doubtful accounts	(136)	—	(136)	—	(136)	688	11	699	—	699
Total operating expenses	25,274	—	25,274	(32)	25,242	24,941	1,452	26,393	(31)	26,362

Net operating income	35,041	—	35,041	3,338	38,379	31,348	722	32,070	4,843	36,913

General and administrative (3)(4)	5,575	—	5,575	27	5,602	5,267	—	5,267	—	5,267
Other (5)	585	—	585	(585)	—	1,476	36	1,512	(1,512)	—
Subtotal	28,881	—	28,881	3,896	32,777	24,605	686	25,291	6,355	31,646

Interest income	166	—	166	—	166	253	—	253	—	253
Interest expense
Amortization and write-off of market rate adjustments	(2,141)	—	(2,141)	2,141	—	(1,970)	(565)	(2,535)	2,535	—
Amortization and write-off of deferred financing costs	(1,629)	—	(1,629)	1,629	—	(1,766)	(54)	(1,820)	1,820	—
Interest on debt	(14,232)	—	(14,232)	—	(14,232)	(16,269)	(1,088)	(17,357)	—	(17,357)
Provision for income taxes	20	—	20	(20)	—	(89)	—	(89)	89	—
Funds from operations	$11,065	$—	$11,065	$7,646	$18,711	$4,764	$(1,021)	$3,743	$10,799	$14,542
Funds from operations per share - basic and diluted (6)					$0.38					$0.30
Funds from operations per share - common (7)					$0.38					$0.29
Funds from operations per share - diluted (7)					$0.37					$0.29

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(684) and $(696), above / below market lease amortization of $3,740 and $5,508 and tenant inducement amortization of $250 and $0 for the three months ended September 30, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $32 and $31 for the three months ended September 30, 2013 and 2012, respectively.
(3) General and administrative costs include $754 and $636 of non-cash stock compensation expense for the three months ended September 30, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $27 for the three months ended September 30, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,346,798 and 49,244,562 for the three months ended September 30, 2013 and 2012.
(7) Assumes 49,641,636 and 49,584,189 common shares and 50,263,158 and 49,584,189 diluted common shares as of the quarter ended September 30, 2013 and 2012, respectively.

Q3 2013 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Nine Month Period Ended

	September 30, 2013					September 30, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$119,296	$3,117	$122,413	$10,543	$132,956	$109,536	$4,206	$113,742	$14,666	$128,408
Tenant recoveries	50,254	1,475	51,729	—	51,729	48,701	2,814	51,515	—	51,515
Overage rents	2,479	72	2,551	—	2,551	2,779	111	2,890	—	2,890
Other	4,161	148	4,309	—	4,309	3,461	212	3,673	—	3,673
Total revenues	176,190	4,812	181,002	10,543	191,545	164,477	7,343	171,820	14,666	186,486
Operating Expenses:
Real estate taxes	18,300	301	18,601	—	18,601	17,080	464	17,544	—	17,544
Property maintenance costs	8,361	292	8,653	—	8,653	9,153	556	9,709	—	9,709
Marketing	2,032	49	2,081	—	2,081	1,726	124	1,850	—	1,850
Other property operating costs (2)	43,831	1,676	45,507	(93)	45,414	42,570	2,815	45,385	(93)	45,292
Provision for (recovery of) doubtful accounts	364	1	365	—	365	1,334	79	1,413	—	1,413
Total operating expenses	72,888	2,319	75,207	(93)	75,114	71,863	4,038	75,901	(93)	75,808

Net operating income	103,302	2,493	105,795	10,636	116,431	92,614	3,305	95,919	14,759	110,678

General and administrative (3)(4)	15,675	—	15,675	(67)	15,608	15,726	—	15,726	—	15,726
Other (5)	2,052	—	2,052	(2,052)	—	7,918	36	7,954	(7,954)	—
Subtotal	85,575	2,493	88,068	12,755	100,823	68,970	3,269	72,239	22,713	94,952

Interest income	492	—	492	—	492	263	—	263	—	263
Interest expense
Amortization and write-off of market rate adjustments	(5,689)	(1,131)	(6,820)	6,820	—	(15,215)	(1,661)	(16,876)	16,876	—
Amortization and write-off of deferred financing costs	(6,607)	(103)	(6,710)	6,710	—	(7,135)	(153)	(7,288)	7,288	—
Debt extinguishment costs	(1,886)	—	(1,886)	1,886	—	—	—	—	—	—
Interest on debt	(45,123)	(1,993)	(47,116)	—	(47,116)	(47,975)	(3,261)	(51,236)	—	(51,236)
Provision for income taxes	(235)	—	(235)	235	—	(328)	—	(328)	328	—
Funds from operations	$26,527	$(734)	$25,793	$28,406	$54,199	$(1,420)	$(1,806)	$(3,226)	$47,205	$43,979
Funds from operations per share - basic and diluted (6)					$1.10					$0.98
Funds from operations per share - common (7)					$1.09					$0.89
Funds from operations per share - diluted (7)					$1.08					$0.89

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(2,537) and $(3,852), above / below market lease amortization of $12,330 and $18,518 and tenant inducement amortization of $750 and $0 for the nine months ended September 30, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $93 and $93 for the nine months ended September 30, 2013 and 2012, respectively.
(3) General and administrative costs include $2,248 and $1,651 of non-cash stock compensation expense for the nine months ended September 30, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $67 for the nine months ended September 30, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,340,373 and 45,105,947 for the nine months ended September 30, 2013 and 2012.
(7) Assumes 49,641,636 and 49,584,189 common shares and 50,263,158 and 49,584,189 diluted common shares as of the nine months ended September 30, 2013 and 2012, respectively.

Q3 2013 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)

Consolidated net operating income	$35,041	$31,348	$103,302	$92,614
Add / (less) :
Discontinued operations	—	722	2,493	3,305
Core NOI adjustments	3,338	4,843	10,636	14,759
Core net operating income	38,379	36,913	116,431	110,678
Add / (less):
Acquisitions and dispositions (1)	(4,261)	(2,714)	(13,781)	(8,476)
Lease termination income and other	(30)	(120)	(283)	(337)
Same property core net operating income	$34,088	$34,079	$102,367	$101,865
Same property change %	0.03%		0.49%

(1) Represents the acquisitions of Grand Traverse Mall, The Mall at Turtle Creek and Greenville Mall which were acquired in February 2012, December 2012, and July 2013, respectively and the disposition of Boulevard Mall in June 2013.

Q3 2013 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2012 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$35,041	$32,070	$105,795	$95,919
Discontinued operations	—	(722)	(2,493)	(3,305)
General and administrative	(5,575)	(5,267)	(15,675)	(15,726)
Other	(585)	(1,476)	(2,052)	(7,918)
Depreciation and amortization	(15,748)	(16,047)	(47,418)	(49,210)
Operating income	$13,133	$8,558	$38,157	$19,760

Reconciliation of FFO to GAAP Net loss attributable to common stockholders
FFO:	$11,065	$3,743	$25,793	$(3,226)
Discontinued operations	—	(752)	(763)	(2,636)
Depreciation and amortization	(15,748)	(16,047)	(47,418)	(49,210)
Provision for impairment	—	—	(21,661)	—
Gain on extinguishment of debt	—	—	13,995	—
Net loss attributable to common stockholders	$(4,683)	$(13,056)	$(30,054)	$(55,072)

Weighted average numbers of shares outstanding	49,346,798	49,244,562	49,340,373	45,105,947
Net loss per share	$(0.09)	$(0.27)	$(0.61)	$(1.22)

Q3 2013 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2013	2014	2015	2016	2017	After	Mortgage Details
Southland Mall (CA) (1)	Jan	2014	3.62%	$71,426	$70,709	$717	$—	$—	$—	$—	$—	Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	48,438	46,849	468	1,121	—	—	—	—	Non-recourse / fixed
Greenville Mall	Sep	2015	5.29	41,563	39,857	188	774	744	—	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	71,923	64,660	653	2,733	2,926	951	—	—	Non-recourse / fixed
Washington Park Mall	Apr	2016	5.35	10,961	9,988	89	367	387	130	—	—	Non-recourse / fixed
Turtle Creek	Jun	2016	6.54	78,851	76,079	236	967	1,033	536	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	60,707	54,423	501	2,079	2,226	1,478	—	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	27,959	24,699	239	999	1,073	949	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	60,662	57,266	304	954	1,004	1,048	86	—	Non-recourse / fixed
NewPark Mall (2)	May	2017	4.23	66,309	63,050	196	809	860	915	479	—	Non-recourse / floating
Sikes Senter (1)	Jun	2017	5.20	55,924	48,194	430	1,768	1,863	2,554	1,115	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	36,550	31,113	269	1,109	1,171	1,615	1,273	—	Non-recourse / fixed
West Valley Mall (3)	Sep	2018	1.93	52,000	49,524	—	—	—	211	1,285	980	Non-recourse / floating
Pierre Bossier	May	2022	4.94	47,582	39,891	183	746	784	818	866	4,294	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,739	2,894	21	82	86	90	95	471	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	77,490	65,085	285	1,168	1,230	1,284	1,363	7,075	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	51,121	41,844	210	858	897	931	980	5,401	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	69,533	55,951	291	1,188	1,239	1,285	1,348	8,231	Non-recourse / fixed
Valley Hills Mall	July	2023	4.47	67,837	54,921	264	1,080	1,130	1,174	1,237	8,031	Non-recourse / fixed

Total property level debt			5.03	1,000,575	896,997	5,544	18,802	18,653	15,969	10,127	34,483

Property Term Loan (4)	Jan	2015	4.69	187,946	187,946	—	—	—	—	—	—
Revolver (4)(5)	Jan	2015	4.69	—	—	—	—	—	—	—	—
Subordinated credit facility (6)	Jun	2015	9.50	—	—	—	—	—	—	—	—

Total corporate level debt				187,946	187,946	—	—	—	—	—	—
Total Debt Outstanding			4.98%	$1,188,521	$1,084,943	$5,544	$18,802	$18,653	$15,969	$10,127	$34,483

Total Debt				$1,188,521
Market rate adjustment				(11,216)
Total debt outstanding				$1,177,305

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 405 basis points.
(3) LIBOR (30 day) plus 175 basis points.
(4) LIBOR (30 day) plus 450 basis points.
(5) $150 million Revolver. As of November 1, 2013, the Revolver was undrawn.
(6) $100 million Subordinated Revolver. LIBOR (30 day) plus 850 basis points. LIBOR is subject to floor of 1.0%. As of November 1, 2013, the subordinated credit facility was undrawn.

Q3 2013 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2013	2014	2015	2016	2017	After	Total
Balloon payment	$—	$117,558	$227,803	$229,849	199,623	$310,110	$1,084,943
Amortization	5,544	18,802	18,653	15,969	10,127	34,483	103,578
Debt maturity and amortization	$5,544	$136,360	$246,456	$245,818	$209,750	$344,593	$1,188,521
Weighted average interest rate of expiring debt	—%	4.15%	4.79%	6.70%	4.87%	4.20%	4.98%

(In thousands)	Property-Level Debt	Term Loan	Revolver	Subordinated facility	Total
Beginning balance as of December 31, 2012	$1,029,339	$287,946	$—	$—	$1,317,285
Term Loan paydown	—	(100,000)	—	—	(100,000)
Lakeland Square refinancing	70,000	—	—	—	70,000
Lakeland Square payoff	(50,297)	—	—	—	(50,297)
NewPark Mall refinancing	66,500	—	—	—	66,500
NewPark Mall payoff	(62,930)	—	—	—	(62,930)
Valley Hills refinancing	68,000	—	—	—	68,000
Valley Hills payoff	(51,405)	—	—	—	(51,405)
Boulevard Mall debt extinguishment	(96,515)	—	—	—	(96,515)
Greenville Mall acquisition	41,680	—	—	—	41,680
West Valley Mall refinancing	52,000	—	—	—	52,000
West Valley Mall payoff	(47,094)	—	—	—	(47,094)
Mortgage loan amortization	(18,703)	—	—	—	(18,703)
Ending balance as of September 30, 2013	$1,000,575	$187,946	$—	$—	$1,188,521

Weighted Average Balance	$1,017,889	$196,005	$—	$—	$1,213,894

Q3 2013 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	September 30, 2013 (Unaudited)	December 31, 2012

Above-market tenant leases, net	$66,125	$89,407
Deposits	1,768	796
Below-market ground leases, net	1,813	1,906
Prepaid expenses	5,825	3,563
Other	435	3,786
Total prepaid expenses and other assets, net	$75,966	$99,458

Accounts Payable and Accrued Expenses, Net

(In thousands)	September 30, 2013 (Unaudited)	December 31, 2012

Below-market tenant leases, net	$31,278	$35,068
Accounts payable and accrued expenses	8,593	12,696
Accrued interest	3,428	3,546
Accrued real estate taxes	11,943	9,894
Accrued dividend	6,453	3,479
Deferred income	4,245	3,201
Accrued payroll and other employee liabilities	5,027	1,230
Construction payable	15,710	9,979
Tenant and other deposits	1,096	1,629
Asset retirement obligation liability	4,683	4,503
Other	246	3,461
Total accounts payable and accrued expenses, net	$92,702	$88,686

Q3 2013 Supplemental Package	12

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Lakeland Square	Convert anchor space and unproductive inline space to Cinemark Theater and The Sports Authority	89,000	$13,000	$9,781	9 - 10%	Q4 2012	Q4 2013
Lakeland, FL
Bayshore Mall	Convert unproductive space to accomodate new tenants including: TJ Maxx, Ulta, and The Sports Authority	60,000	$8,300	$3,710	10 - 11%	Q2 2013	Q1 2014
Eureka, CA
Lansing Mall	Replace vacant anchor space with Regal Cinema and add multiple outparcels	66,000	$14,900	$3,132	9 - 10%	Q2 2013	Q3 2014
Lansing, MI

Operating Property Capital Expenditures:

	Nine Months Ended
(In thousands)	September 30, 2013	September 30, 2012
Ordinary and cosmetic capital expenditures (1)(2)	$11,964	$11,637
Tenant allowance (3)	6,483	4,931
Total	$18,447	$16,568

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes $2.6 million and $0.4 million related to the Wi-Fi and energy management systems for the nine months ended
September 30, 2013 and 2012, respectively.
(3) Includes tenant allowances on current operating properties, excluding anchors and strategic projects.

Q3 2013 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of September 30, 2013

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	32	10,070	4,774	6,697	21,541

Operating Metrics

	% Leased (2)	% Occupied (3)	Tenant Sales (4)	Occupancy Cost (5)
Total Rouse Properties Portfolio	90.7%	88.2%	$299	12.4%

	Same Property Portfolio
	In-Place Rent < 10k SF (6)
	September 30, 2013	September 30, 2012
Freestanding	$18.77	$18.10
Mall	38.99	38.47
Total Same Property Portfolio	$37.08	$36.82

	Total Portfolio
	In-Place Rent < 10k SF (6)
	September 30, 2013	September 30, 2012
Freestanding	$18.59	$17.97
Mall	38.99	39.32
Total Portfolio	$36.98	$37.60

(1) See Property Schedule on page 15 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(5) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(6) Weighted average rent of mall and freestanding stores as of September 30, 2013 and September 30, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q3 2013 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of September 30, 2013

Property Name	Rouse Own %	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	100%	Farmington, NM	Dillard's, jcpenney, Sears	276,411	188,817	—	465,228	93.7%	93.7%
Bayshore Mall	100%	Eureka, CA	Sears, Kohl's, Walmart	398,986	87,939	132,319	619,244	79.3	78.5
Birchwood Mall	100%	Port Huron, MI	Sears, Younkers, Macy's, Target, jcpenney	303,705	161,216	264,918	729,839	95.0	92.8
Cache Valley Mall	100%	Logan, UT	Dillard's, Dillard's Men's & Home, jcpenney	240,263	145,832	—	386,095	93.5	93.5
Chula Vista Center	100%	Chula Vista, CA	Burlington Coat, jcpenney, Macy's, Sears	320,285	163,232	392,500	876,017	92.2	90.4
Collin Creek	100%	Plano, TX	Dillard's, Sears, jcpenney, Macy's	327,955	176,259	613,824	1,118,038	93.9	89.7
Colony Square Mall	100%	Zanesville, OH	Elder-Beerman, jcpenney	356,528	78,440	58,997	493,965	79.5	79.5
Gateway Mall	100%	Springfield, OR	Kohl's, Sears, Target	490,129	218,055	113,613	821,797	93.8	92.0
Grand Traverse Mall	100%	Traverse City, MI	jcpenney, Macy's, Target	306,759	—	283,349	590,108	87.2	87.0
Greenville Mall	100%	Greenville, NC	jcpenney, Belk Ladies, Belk	173,027	186,732	46,051	405,810	95.2	95.2
Knollwood Mall	100%	St. Louis Park, MN	Kohl's	383,893	80,684	—	464,577	95.3	91.6
Lakeland Square	100%	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat	352,838	276,358	257,353	886,549	91.4	84.2
Lansing Mall	100%	Lansing, MI	jcpenney, Younkers, Macy's	506,403	210,900	103,000	820,303	90.5	84.4
Mall St. Vincent	100%	Shreveport, LA	Dillard's, Sears	187,482	—	348,000	535,482	84.6	84.3
Newpark Mall	100%	Newark, CA	Burlington Coat Factory, jcpenney, Macy's, Sears	431,908	207,372	335,870	975,150	92.8	86.6
North Plains Mall	100%	Clovis, NM	Beall's, Dillard's, jcpenney, Sears	109,090	194,081	—	303,171	92.8	92.8
Pierre Bossier Mall	100%	Bossier City, LA	jcpenney, Sears, Dillard's, Virginia College	264,749	59,156	288,328	612,233	96.4	95.9
Sierra Vista, The Mall at	100%	Sierra Vista, AZ	Dillard's, Sears	173,914	—	196,492	370,406	99.4	99.4
Sikes Senter	100%	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,515	374,690	—	666,205	98.1	97.7
Silver Lake Mall	100%	Coeur D' Alene, ID	jcpenney, Macy's, Sears	148,331	172,253	—	320,584	83.3	83.3
Southland Center	100%	Taylor, MI	jcpenney, Macy's	322,400	290,660	292,377	905,437	93.2	87.8
Southland Mall	100%	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,780	445,896	292,000	1,298,676	95.9	82.5
Spring Hill Mall	100%	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	488,128	134,148	547,432	1,169,708	83.7	82.7
Steeplegate Mall	100%	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	75.8	72.6
Three Rivers Mall	100%	Kelso, WA	jcpenney, Macy's	276,344	140,574	—	416,918	83.2	79.4
Turtle Creek, The Mall at	100%	Jonesboro, AR	Dillard's, jcpenney, Target	367,920	—	364,217	732,137	91.1	89.8
Valley Hills Mall	100%	Hickory, NC	Belk, Dillard's, jcpenney, Sears	322,442	—	611,516	933,958	86.2	86.2
Vista Ridge Mall	100%	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears	392,102	—	670,210	1,062,312	90.9	91.1
Washington Park Mall	100%	Bartlesville, OK	jcpenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.7	97.7
West Valley Mall	100%	Tracy, CA	jcpenney, Macy's, Sears, Target	537,488	236,454	111,836	885,778	94.1	94.1
Westwood Mall	100%	Jackson, MI	Elder-Beerman, Wal-Mart, jcpenney	144,279	70,500	301,188	515,967	83.5	80.0
White Mountain Mall	100%	Rock Springs, WY	Herberger's, jcpenney	228,237	94,482	—	322,719	96.8	96.0
Total Rouse Portfolio				10,069,926	4,773,971	6,696,792	21,540,689	90.7%	88.2%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q3 2013 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of September 30, 2013

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)
Specialty Leasing (3)	435	1,111,691	$11.70
Permanent Leasing
2012 and prior	7	16,719	11.99
2013	64	197,719	33.01
2014	310	1,074,117	31.14
2015	277	1,071,318	29.11
2016	253	906,617	35.74
2017	202	780,133	38.66
2018	131	724,682	33.79
2019	66	492,087	27.76
2020	39	211,838	30.24
2021	52	419,096	24.28
Subsequent	211	2,112,132	24.12
Total Permanent Leasing	1,612	8,006,458	$30.08
Total Leasing	2,047	9,118,149

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces and leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q3 2013 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of September 30, 2013

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Limited Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.2%	244	59	59
Foot Locker, Inc	Champs Sports, Footaction USA,Foot Locker, Kids Foot Locker, Lady Foot Locker	3.6	203	47	47
Cinemark USA, Inc.	Cinemark	2.4	298	6	6
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	2.1	193	37	37
jcpenney Company, Inc.	jcpenney	2.0	2,310	26	14 (1)
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.0	109	20	20
Sterling Jewelers, Inc.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	1.8	44	29	29
Sears Holdings Corporation	Sears	1.7	2,737	21	10
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.7	41	36	36
Best Buy Co Inc.	Best Buy, Best Buy Mobile	1.6	173	14	14
Totals		23.1%	6,352	295	272

(1) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q3 2013 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of September 30, 2013

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	17	43,806	8.3	$31.65	$34.00
Over 10,000 sq. ft.	5	112,728	10.2	20.75	21.95
Total New Leases	22	156,534	9.7	23.80	25.33

Renewal Leases
Under 10,000 sq. ft.	67	248,667	2.8	$24.59	$25.14
Over 10,000 sq. ft.	3	47,723	3.2	7.71	7.77
Total Renewal Leases	70	296,390	2.9	21.87	22.34

Sub-Total	92	452,924	5.2	22.54	23.37

Percent in Lieu	22	76,841	n.a.	n.a.	n.a.

Total Q3 2013	114	529,765	5.2	$22.54	$23.37
Total Q2 2013	102	610,005
Total Q1 2013	89	529,769
Total 2013	305	1,669,539

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q3 2013	53	211,193	3.4	$24.76	$25.45	$23.32	$1.44	6.2%	$2.13	9.1%

Total YTD 2013	148	655,965	4.4	$20.86	$21.62	$19.36	$1.50	7.7%	$2.26	11.7%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q3 2013 Supplemental Package	18

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall	All mall shop locations excluding anchor and freestanding stores.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q3 2013 Supplemental Package	19